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                                                                         7/31/97
                                                      PROPRIETARY & CONFIDENTIAL


                                AMENDMENT NUMBER TWO
                                        TO
                         INTEROPERATOR SERVICES AGREEMENT


       THIS AMENDMENT NUMBER TWO, dated as of 8/1/97, 1997, (the "Effective Date") is between EDS Personal Communications Corporation ("EDS PCC") and SYGNET Communications, successor in interest to Youngstown Cellular Telephone Company Partnership ("CUSTOMER"), and is an amendment of that certain Interoperator Services Agreement between EDS PCC and CUSTOMER, effective as of April 25, 1995 (the "Agreement").

                               W I T N E S S E T H:


      WHEREAS, CUSTOMER and EDS PCC have entered into the Agreement whereby EDS provides CUSTOMER with certain interoperator services; and

      WHEREAS, CUSTOMER and EDS PCC desire to amend the Agreement in the manner set forth below.

      NOW, THEREFORE, CUSTOMER and EDS PCC agree as follows:

1. SECTION 2. Term that describes the Term for PRV Services is modified as follows:

      "The Term of PRV Services is hereby extended on a month-to-month basis after the appropriate Service termination date unless either of the parties notifies the other party in writing at least sixty (60) days prior to the last month that this Agreement will not be extended further."

2.    The following is hereby added to the Agreement as SECTION 22:

      "22.   YEAR 2000. EDS PCC and CUSTOMER acknowledge and agree that as of the Effective Date the EDS PCC Software utilized for the Services set forth in SECTION 1 of the Agreement are not Year 2000 compliant. However, as part of the Services, EDS PCC will, prior to December 31, 1999, use commercially reasonable effort to include changes, modifications, updates or enhancements which may be necessary so that the EDS PCC Software will maintain the functionality existing as of the Effective Date and either (a) operate and produce data on or after January 1, 2000 (including taking into effect that such year is a leap year), accurately and without delay, interruption or error relating to the fact that the time at which and the on which such is operating is on or after 12:00 a.m. on January 1, 2000 (including taking into effect that such year is a leap year) or (b) accept, calculate, process, maintain, write and output, accurately and without delay, interruption or error, all times or dates, or both, whether before, on or after 12:00 a.m., January 1, 2000 (including taking into effect that such year is a leap year), and any time periods determined or to be determined based on any such time or dates, or both. CUSTOMER also acknowledges and agrees that EDS PCC will not be responsible for (i) changes, modifications, updates or enhancements to any other software or systems or to interfaces between any such other software or systems, of (ii) any inaccuracies, delays, interruptions or errors occurring as a result of incorrect data or data from other systems, software, processes or third parties provided in a format that is inconsistent with the format and protocols established for the EDS PCC Software, even if such data is


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      required for the operation of the EDS PCC Software and (iii) any inaccuracies, delays, interruptions or errors occurring as a result of incorrect data or data from telecommunications hardware or systems."


3. ATTACHMENT I TO EXHIBIT PRV - SECTION A. Monthly Transaction Charge that describes minimum monthly charges for SIDS/BIDS is deleted in its entirety and replaced with the following:


      "The monthly combined minimum charge for existing five SIDS:         $2,500
      Any SIDs added to the agreement after the date of this amendment:    $500 per SID"



4. AGREEMENT IN FORCE. Except as modified by this Amendment Number Two, the Agreement is unchanged and remain in full force and effect.

      IN WITNESS WHEREOF, EDS and CUSTOMER have caused this Amendment Number Two to be signed and delivered by its duly authorized officer, all as of the date first set forth above.

ELECTRONIC DATA                     SYGNET COMMUNICATIONS
SYSTEMS CORPORATION


By: /s/ GLENN BARLOW                By: /s/ WILLIAM ZLOTNICK
   -----------------------------       -----------------------------

Printed                             Printed
Name:   Glenn Barlow                Name:    William Zlotnick
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Date:       7/30/97                 Date:  8/1/97
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